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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - August 16, 2005
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                                  CAPRIUS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-11914                22-2457487
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(State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)



                  One Parker Plaza, Fort Lee, New Jersey 07024
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code - (201) 592-8838
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ITEM 8.01  OTHER EVENTS
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          On August 16, 2005, Caprius, Inc. issued a press release announcing its financial results for the third quarter and the first nine months of fiscal 2005, ending June 30, 2005.

          A copy of the press release announcing the financials is attached as an exhibit to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

    (c)   99.1 Press Release, dated August 16, 2005


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CAPRIUS, INC.



                                           By:/s/Jonathan Joels
                                              --------------------------------
                                              Jonathan Joels, Treasurer and CFO
Dated:  August 18, 2005


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                                  EXHIBIT INDEX
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EXHIBIT
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NUMBER     EXHIBIT
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99.1       Press Release of Caprius, Inc. dated August 16, 2005.